Exhibit 99.2

26 July 2022

SECURITY MATTERS LIMITED

Announces Merger With

LIONHEART III CORP (LION)

Combined NASDAQ entity expected to be valued at $360 million (US)

MIAMI, FL, US & MELBOURNE, VIC, AUS, — Security Matters Limited (“SMX”) (ASX:SMX), a publicly traded company on the Australian Securities Exchange, and Lionheart III Corp (“Lionheart”) (NASDAQ:LION), a publicly traded special purpose acquisition company, today announced that they have entered into a business combination agreement (“BCA”) and accompanying scheme implementation deed (“SID”) pursuant to which SMX will list on NASDAQ via a newly-formed Irish company (“SMX Ireland”) (“Transaction”) to be named “SMX Public Limited Company.”

Upon the closing of the Transaction, the ordinary shares and warrants of SMX Ireland are expected to trade on NASDAQ under the new ticker symbols “SMX” and “SMXW”, respectively, and SMX shall cease to be quoted on the ASX.

Key Figures:

•	Total proforma equity value of the combined group is expected to be $US360 million[1]

•	This reflects an implied pre-money valuation of SMX of US$200 million

•

SMX shareholders will receive consideration (the “Consideration”) via a scheme of arrangement consisting of an aggregate of 20,000,000 ordinary shares of SMX Ireland (“SMX Ireland Shares”) being 10.2432 SMX Shares per one (1) share in SMX Ireland, with an issued value of $10.00 per SMX Ireland Share

•	The parties expect a post-Transaction cash balance[2] of $116 million (US) after fees and expenses (subject to Lionheart’s public stockholders right to redeem their shares)[3]

•	At the closing, SMX shareholders will own approximately 55.5% of the combined company, if there are no redemptions by Lionheart’s public stockholders

[1]	The estimated US$360 million is comprised of the following:
•	US$200 million value for SMX
•	US$126 million of cash in trust with the SPAC if no redemptions
•	US$31 million SPAC sponsor position
[2]	Post-Transaction Cash balance

Approximately US$116 million assuming no redemptions

Transaction expenses of approximately US$11 million

[3]	We note recent SPAC transactions have been characterised by high redemption rates.

SMX – ‘Giving materials a memory of their origination and history, so they can be recycled, reused, and authenticated multiple times’

The world is demanding greater and greater transparency, efficiency, and resilience. An ultimatum to do things better. A challenge loaded with exciting possibilities.

SMX is a company for the 21st century, enabling a transition to a circular economy that is positive, productive, and profitable for participants in the value chain – and for the planet. To unlock the way global businesses will operate tomorrow, SMX is an enabler for a real-world circular economy.

Through SMX’s white label B2B offerings, the future of a sustainable world is able to be created by narratives that connect tangible, sustainable, ESG practices with the brand’s transparent traceability strategy, designed to create a profitable lifetime relationship with its customers that is circular rather than linear or transactional.

SMX – ‘The system within’

SMX creates a sustainable system within the current supply chain, designed for the 21st century economy. The innovative SMX system empowers businesses to build the real-world circular economy our planet needs now. It will help change the way we operate from the inside out, to transform businesses into sustainable ecosystems that can work as a united whole.

SMX four key benefits

•

Enhanced data flow and circularity: The SMX proprietary and patented marker and block chain open system is able to store data at a molecular level within products and materials, allowing for increased transparency of marked content, for greater granularity and ease of recycling

•

Exciting knowledge gathering potential: The SMX reader is designed to enable easy data gathering at any point within the supply chain, without affecting the product or material, eliminate blind spots, and provide the complete picture

•

Multiple-stages and multiple-loops traceability: The resilience of the SMX marker and block-chain platform is designed to ensure that the data is never compromised or lost, enabling more accurate and reliable traceability as the material is recycled/reused multiple times

•

Multiple application possibilities: Each SMX marker is unique and can be applied to materials, providing access to a large number of markers and a system with greater potential for different applications

Transaction Overview

The Transaction values SMX at US$200 million. The Transaction is anticipated to generate proceeds of up to approximately $116 million (US) cash, assuming no redemptions by Lionheart’s public stockholders. These funds will be used to fund operations and strategic growth opportunities.

Under the BCA, a subsidiary of SMX Ireland will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of SMX Ireland, and existing Lionheart stockholders receiving SMX Ireland Shares and warrants in exchange for their existing Lionheart shares and warrants.

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for SMX Ireland Shares, with SMX then issuing a share to SMX Ireland (resulting in SMX becoming a wholly owned subsidiary of SMX Ireland), subject to the satisfaction of various conditions, including:

•	Receipt of required regulatory approvals;

•	the approval of shareholders of both SMX and Lionheart;

•	no material adverse effect, prescribed events or breaches of representations and warranties; and

•	interdependence of the SID and BCA completing successfully; and

other customary conditions to a scheme of arrangement, such as Australian court approval and an independent expert confirming that the transaction is in the best interests of SMX shareholders.

All options on issue in the SMX Employee Share Option Plan (“ESOP”) will be cancelled by private agreement and the holders of the ESOP options will be issued equivalent options in SMX Ireland.

In addition, SMX has agreed to have non-ESOP options in SMX cancelled by private agreement or if necessary implement an option scheme under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being cancelled, and such participants receiving SMX Ireland Shares on the basis of a Black-Scholes valuation for each tranche, subject to SMX option holder approval, court approval and the satisfaction of various conditions.

The SID contains customary exclusivity provisions in favour of both parties including ‘no-shop’ and ‘no-talk’ restrictions, ‘no due diligence’, a notification obligation, and matching right. A break fee of US$2 million is payable by SMX to Lionheart and vice versa in certain circumstances including, where directors withdraw their recommendations, where a party engages in a competing acquisition and where a party breaches the SID.

Unanimous recommendation of the Directors

The board of directors of Lionheart has unanimously approved the Transaction.

The board of directors of SMX considers the Transaction to be in the best interest of SMX shareholders and option holders and unanimously recommends that SMX shareholders vote in favour of the Scheme and Capital Reduction and SMX option holders vote in favour of the Option Scheme, in the absence of a superior proposal and subject to an independent expert concluding in the independent expert’s report (and continuing to conclude) that the Scheme is in the best interests of SMX shareholders and option holders.

Subject to those same qualifications, each member of the SMX board of directors intends to vote all of its SMX shares and/or options held or controlled by them in favour of the Scheme, the Capital Reduction and the Option Scheme.

Haggai Alon will be appointed as CEO of SMX Ireland, the parent of the SMX Group and its subsidiaries. He will receive a market based CEO salary.

Indicative Timetable and next steps

SMX shareholders do not need to take any action at this stage.

A Scheme Booklet containing information in relation to the Transaction, reasons for the SMX Directors’ recommendation, an Independent Expert’s Report and details of the Scheme will be sent to SMX shareholders in due course. It is anticipated that the Transaction will close in the 4th quarter of 2022, subject to, among other things, the approval of both Lionheart’s and SMX’s shareholders (including option holders), the approval of the Court and satisfaction or waiver of a number of conditions. These dates are indicative and subject to change.

Other information

Additional information about the proposed Transaction will be provided in a Current Report on Form 8-K to be filed by Lionheart with the U.S. Securities and Exchange Commission and available at www.sec.gov, and a scheme booklet to be prepared by SMX for consideration by SMX shareholders and option holders in due course.

SMX Ireland, will be led by Haggai Alon as CEO and Ophir Sternberg as Chairman of the Board. The Advisory Board will be comprised of Yair Seroussi, Major General Ami Shafran and Yigal Unna.

Advisors

ClearThink Capital is serving as financial advisor to SMX. EF Hutton, a division of Benchmark Investments, LLC, is serving as financial advisor to Lionheart III Corp. K&L Gates, Afik & Co Attorneys & Notary and Arthur Cox LLP are serving as legal counsel to SMX. DLA Piper is serving as legal counsel to Lionheart III Corp. Futerra will act as SMX’s global brand strategy agency.

—Ends—

For further information, please contact:

Media Enquiries	Investor Relation Enquiries

Melissa Hamilton	Eric Dusansky

Media and Capital Partners, Sydney, Australia	Inflection Partners, New Orleans, USA

P: +61 4 1775 0274	P: +1 917 420 1309 or +1 504 381 4603

E: Melissa.hamilton@mcpartners.com.au	E: eric@inflectionpartnersllc.com

About Lionheart III Corp.

Lionheart III Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. For more information, visit: https://lheartcapital.com/our-companies/lionheart-iii/.

About Security Matters Limited

Security Matters has commenced the commercialisation of its unique, patented technology that uses a hidden chemical-based ‘barcode’ designed to permanently and irrevocably ‘mark’ any object, be it solid, liquid or gas. The barcode is read using the company’s unique ‘reader’ to access the corresponding stored data, recorded and protected using blockchain technology.

Important Information and Where to Find It

In connection with the potential business combination (the “proposed business combination”), a registration statement on Form F-4 (the “Form F-4”) is expected to be filed by Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Parent”) with the U.S. Securities and Exchange Commission (the “SEC”). Upon the closing of the proposed business combination, it is expected that the Parent will be the ultimate parent of Lionheart III Corp (“Lionheart”) and Security Matters Limited (“SMX”). The Form F-4 will include a preliminary proxy statement / prospectus to be distributed to holders of Lionheart’s common stock in connection with Lionheart’s solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form F-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and SMX urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the proxy statement/prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about SMX, Lionheart, the Parent and the proposed business combination. After the Form F-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart’s stockholders as of the record date established for voting on the proposed business combination. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart III Corp, 4218 NE 2nd Avenue, Miami, Florida 3313.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, SMX, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K filed with the SEC on April 14, 2022, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form F-4 that includes the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by Lionheart on April 14, 2022. Important factors, among others, that may affect actual results or outcomes include: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of SMX and Lionheart to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Lionheart or equity holders of SMX is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) SMX’s limited operating history; (v) SMX’s ability to grow and manage its growth effectively; (vi) SMX’s ability to execute its business plan; (vii) SMX’s estimates of the size of the markets for its products; (viii) the rate and degree of market acceptance of SMX’s products; (ix) SMX’s ability to identify and integrate acquisitions; (x) SMX’s future investments in its technology and operations; (xi) potential litigation involving Lionheart or SMX or the validity or enforceability of SMX’s intellectual property; (xii) risks relating to the uncertainty of the projected financial information with respect to SMX; (xiii) the effects of competition on SMX’s business; (xiv) developments and changes in laws and regulations; (xv) the impact of significant investigative, regulatory or legal proceedings; (xvi) general economic and market conditions impacting demand for SMX’s products and services; (xvii) the amount of redemption requests made by Lionheart’s public stockholders; (xviii) the amount of cash available following any redemptions by Lionheart stockholders; (xix) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; (xx) the ability of Lionheart or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and such other risks and uncertainties as are discussed in the Lionheart’s annual report on Form 10-K filed with the SEC on April 14, 2022 and the proxy statement to be filed relating to the proposed business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Lionheart expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Lionheart’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.